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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 30, 1997

                          Commission file number 1-7479

                                -----------------

                              BAY STATE GAS COMPANY
             (Exact name of registrant as specified in its charter)

                  Massachusetts                    04-2548120
         (State or other jurisdiction of        (I.R.S. Employer
         incorporation or organization)        Identification No.)

           300 Friberg Parkway, Westborough, Massachusetts 01581-5039
                                 (508/836-7000)
          (Address and telephone number of principal executive offices)






                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.   OTHER EVENTS
----------------------

On June 30, 1997 Bay State Gas Company ("Bay State") sold its 17.5% equity interest in the MASSPOWER electric cogeneration facility. The proceeds from this sale are well in excess of book value, and will contribute approximately $0.57 to earnings per share in the third quarter of fiscal 1997. MASSPOWER was a successful investment for Bay State, but did not represent a future core business.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     Exhibits
     --------
     99. Press release dated June 30, 1997 pertaining to the sale of the MASSPOWER investment.

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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BAY STATE COMPANY
                                             -----------------------------------
                                                (Registrant)


                                             /s/ Thomas W. Sherman
                                             -----------------------------------
                                             Thomas W. Sherman
                                             Executive Vice President and Chief
                                             Financial and Accounting Officer



                                             /s/ Stephen J. Curran
                                             -----------------------------------
                                             Stephen J. Curran
                                             Controller

Date: July 1, 1997